Exhibit 1.01

SPX Corporation

Conflict Minerals Report

Reporting Period: January 1, 2015 — December 31, 2015

This Conflict Minerals Report (this “Report”) of SPX Corporation (“SPX,” “Company,” “we,” “us,” or “our”) for the reporting period from January 1, 2015 to December 31, 2015 (the “Reporting Period”) has been prepared pursuant to Rule 13p-1 and Form SD promulgated under the Securities Exchange Act of 1934, as amended.

Forward-looking statements contained in this Report are made based on events and circumstances known by us at the time of release and, as such, are inherently subject to unforeseen uncertainties and risks.  Statements in this Report which express a belief, expectation, or intention, as well as those that are not historical fact, are forward-looking statements, including statements related to the Company’s business, products, compliance efforts, and expected actions identified in this Report.  These forward-looking statements are subject to various risks, uncertainties, and assumptions, including, among other matters, our customers’ requirements to use certain suppliers, our suppliers’ responsiveness and cooperation with our due diligence efforts, our ability to implement improvements in our conflict minerals program, changes to the sourcing status of smelters and refiners in our supply chain, and our ability to identify and mitigate related risks in our supply chain.  If one or more of these or other risks materialize, actual results may vary materially from those expressed.  For a more complete discussion of these and other risk factors, see our other filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2015.  The Company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.

Under SEC regulations, if any “conflict minerals” (as defined below) are necessary to the functionality or production of a product manufactured by the Company or contracted by the Company to be manufactured, the Company must conduct in good faith a reasonable country of origin inquiry (“RCOI”) regarding those “conflict minerals” that is reasonably designed to determine whether any of the “conflict minerals” originated in the Covered Countries (as defined below) or are from recycled or scrap sources.  Form SD defines “conflict minerals” as (i) columbite-tantalite (coltan), cassiterite, gold, wolframite, and their derivatives, which are currently limited to tantalum, tin, and tungsten; or (ii) any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo or an “adjoining country,” as such term is defined in Form SD, (collectively, the “Covered Countries”).

The Company’s operations may at times manufacture, or contract to manufacture, products for which conflict minerals are necessary to the functionality or production of those products.  As required by SEC’s conflict minerals rule, the Company has conducted a good faith RCOI regarding conflict minerals included in the Company’s products during the Reporting Period to determine whether any such conflict minerals originated in the Covered Countries and/or whether any of the conflict minerals were from recycled or scrap sources.  Where applicable, the Company has conducted additional due diligence within the meaning of the SEC’s conflict minerals rule.  The results of SPX’s RCOI, as well as the Company’s additional due diligence regarding the sources of conflict minerals, are contained in this Report.

This Report is publically available on our website at www.spx.com.  The content on, or accessible through, our website or any web site referred to in this Report is not, and shall not be deemed to be, part of this Report or incorporated into this or any other filings SPX makes with the SEC unless expressly noted.

Company Overview and Product Description

Based in Charlotte, North Carolina, SPX Corporation is a leading supplier of highly engineered HVAC products, detection and measurement technologies, and power equipment.  With operations in about 20 countries, SPX had approximately $1.7 billion in annual revenue in 2015 and approximately 6,000 employees worldwide.

The Company’s operations may at times manufacture, or contract to manufacture, products for which conflict minerals are necessary to the functionality or production of those products (collectively, the “products”).  Certain of the products contain materials or components that use metallic forms of tin, tantalum, tungsten and/or gold (“3TG”).  For the Reporting Period, the Company reasonably determined that the following product groups contain 3TG:

•                  Dry cooling systems;

•                  Evaporative and hybrid cooling systems;

•                  Rotating and stationary heat exchangers; pollution control systems;

•                  Boilers;

•                  Heating and ventilation products;

•                  Power transformers;

•                  Industrial tools and hydraulic units;

•                  Spectrum monitoring and signal monitoring systems;

•                  Fare collection systems; and

•                  Portable cable and pipe locators.

The due diligence efforts noted below were undertaken on the products manufactured by us in the Reporting Period.

Reasonable Country of Origin Inquiry

SPX conducted a good faith RCOI regarding the potential inclusion of conflict minerals in the products during the Reporting Period.  There is significant overlap between the Company’s RCOI efforts and the due diligence measures performed.  Although some of our products contain 3TG, we typically do not purchase raw materials directly from mines, smelters, or refiners and we are many steps removed in the supply chain from the sources of ore from which these metals are produced and the smelters/refiners that process those ores.  Accordingly, we rely on suppliers in the supply chain between us and the original sources of raw materials to provide information regarding the origin of any conflict minerals that may be included in the products.

We have taken steps to identify the applicable smelters and refiners of such 3TG metals in our supply chain.  However, as a downstream purchaser of components and materials that contain 3TG, our RCOI and due diligence measures can provide only reasonable - not absolute - assurance regarding the source and chain of custody of the conflict minerals.  The Company’s RCOI and due diligence processes are based on the necessity of seeking data from direct suppliers and those suppliers seeking similar information within their supply chains to identify the original sources of the conflict minerals contained in components and materials supplied to us.  Another complicating factor is the unavailability of country of origin and chain of custody information from direct suppliers on a continuous, real-time basis.  The Company’s available sources of information may yield inaccurate or incomplete information and may be subject to fraud.

The Company began its RCOI by identifying product families and commodities that may contain conflict minerals.  Using information derived from the Company’s procurement systems, supplemented by information supplied by personnel in the Company’s business units supply chain, SPX identified direct suppliers of components and materials that may contain conflict minerals.  We requested that each of these identified direct suppliers complete a survey utilizing the Electronic Industry Citizenship Coalition-Global e-Sustainability Initiative (EICC-GeSI) Conflict Minerals Common Reporting Template.  This survey, among other things, solicited information regarding the location and identity of smelters and refiners.  We utilized a database to track survey progress and responses, and from the database we were able to identify direct suppliers that failed to provide the requested information and redistributed surveys to those who did not respond.  In addition, we collaborated with our direct suppliers to review responses to the surveys when clarification was warranted.

Using the information collected from the EICC-GeSI surveys completed by these direct suppliers, we determined the products that contained one or more of the conflict minerals.  Upon conclusion of the RCOI, the origin of these conflict minerals could not be definitively determined.  As such, we proceeded to exercise due diligence.

Due Diligence Framework and Measures

We designed our due diligence framework to conform to applicable portions of the OECD 2013 Guidelines — OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition, OECD Publishing. http://dx.doi.org/10.1787/9789264185050-en (“OECD Guidelines”).

In accordance with applicable portions of the OECD Guidance for downstream companies such as the Company, the due diligence measures we performed include, but are not limited to, the following:

•                  Reporting to senior management and the Board of Directors regarding the structure of our conflict minerals program.

•                  Reporting to senior management on direct suppliers’ responses to our conflict minerals information requests.

•                  Communicating our policy on conflict minerals to direct suppliers.

•                  Communicating the commitments and requirements expected of our direct suppliers, supported by, when appropriate, email and phone dialogues.

•                  Comparing smelters and refiners identified by suppliers to the Conflict Free Sourcing Initiative (“CFSI”) lists of validated conflict free and verified facilities and the U.S. Department of Commerce “Reporting Requirements Under Section 1502(d)(3)(C) of the Dodd-Frank Act World-Wide Conflict Mineral Processing Facilities” (http://www.ita.doc.gov/td/forestprod/DOC-ConflictMineralReport.pdf), and our own independent research.

•                  Developing a risk mitigation plan that allows for continued trade with a supplier as appropriate through the supplier’s risk mitigation efforts, and evaluating the business relationship with suppliers that do not address the risks.

•                  Developing contractual terms and conditions regarding procurement practices that encourage suppliers to purchase raw materials from smelters/refiners which have achieved a conflict free designation by the CFSI’s Conflict-Free Smelter Program (“CFSP”) or have an audit program with which CFSI has mutual recognition.

Due Diligence Results

We utilized the Conflict Minerals Reporting Template included in the CFSI to solicit our relevant direct suppliers to gather detailed information regarding the existence of 3TG in materials or components sold to us, as well as the origin and chain of custody of the 3TG.  To date we have received no information from such direct suppliers indicating that 3TG in our supply chain directly or indirectly financed or benefitted armed groups in the Covered Countries; even so, based on the information provided by these suppliers and our own due diligence efforts for the Reporting Period, we do not have sufficient information to conclusively determine the countries of origin or chain of custody of 3TG in the products.  Some suppliers disclosed to us that scrap/recycled sources of 3TG were identified in their supply chains and did not require due diligence.

Based on the information provided by these suppliers and information available from CFSI, SPX believes the smelters and refiners and the countries of origin of 3TG processed by these smelters and refiners that may have been used to produce 3TG used in the products include those listed on Annex A.

Additional Due Diligence and Risk Mitigation

SPX intends to continue to evaluate its due diligence program, and, in particular, intends to annually review the criteria used to select suppliers for solicitation.  We expect to continue to engage with our direct suppliers so that they more closely comply with SPX’s conflict minerals policy and are able to track the sourcing of conflict minerals with greater precision.  To that end, the Company expects to continue outreach efforts among the direct supplier base, particularly with respect to direct suppliers that have not previously conducted business with the Company and with respect to direct suppliers that are unable to provide greater transparency as to their own sourcing practices.

Independent Audit Report

Consistent with Rule 13p-1 and the SEC’s April 29, 2014 statement relating to Rule 13p-1(1), this Report is not required to be accompanied by an independent private sector audit.

(1)  Statement on the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule, Keith F. Higgins, Director, SEC Division of Corporation Finance, April 29, 2014.

Annex A

The information in this table has been gathered and transmitted through multiple levels of our supply chain, and there is a risk that it is not accurate or current.  In most cases, direct suppliers provided smelter and/or refiner information for their entire supply chain without identifying which smelters and/or refiners may have contributed conflict minerals to components and materials actually supplied to us.  Accordingly, we cannot verify that any of the smelters and/or refiners shown in this table actually were part of our supply chain.  The presence of a smelter or refiner in this table does not necessarily mean that conflict minerals processed at that smelter or refiner were used in any components and materials supplied to us or in any SPX Corporation products.

Subject Mineral	Smelter /Refiner Name	Country	Status based on CFSI List
Gold	ABC	ALBANIA	Unknown
Gold	Advanced Chemical Company	UNITED STATES	Active*
Gold	Aida Chemical Industries Co., Ltd.	SPAIN	Unknown
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	CFSI List
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CFSI List
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Active*
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	THAILAND	Active*
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Active*
Gold	Amax Copper, Inc.	UNITED STATES	Unknown
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Conflict Free
Gold	Asahi Pretec Corporation	UNITED STATES	Active*
Gold	Asahi Refining Canada Limited	CANADA	Unknown
Gold	Asahi Refining USA Inc.	UNITED STATES	Conflict Free
Gold	Asaka Riken Co., Ltd.	JAPAN	Conflict Free
Gold	ASARCO Incorporated	UNITED STATES	Unknown
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Conflict Free
Gold	Aurubis AG	GERMANY	Conflict Free
Gold	Aurubis Norddeutsche Affinererie AG	UNITED STATES	Unknown
Gold	Auston powder	UNITED STATES	Unknown
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	Unknown
Gold	Bangalore Refinery Pnt Ltd	INDIA	Unknown
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conflict Free
Gold	Bauer Walser AG	GERMANY	CFSI List
Gold	Boliden AB	SWEDEN	Conflict Free
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conflict Free
Gold	Caridad	MEXICO	CFSI List
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conflict Free
Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA	Unknown
Gold	Chengfeng Metals Co Pte Ltd	SINGAPORE	Unknown
Gold	Cheong Hing	CHINA	Unknown
Gold	Cheong Hing	HONG KONG	Unknown
Gold	Chernan Technology co., ltd	TAIWAN	Unknown
Gold	Chimet S.p.A.	ITALY	Conflict Free
Gold	China Golddeal Investment Co., Ltd	CHINA	Unknown
Gold	China National Gold Group Corp.	CHINA	Unknown
Gold	China Sino-Platnum Metals Co., Ltd.	CHINA	Unknown
Gold	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN	Unknown
Gold	Chugai Mining	JAPAN	CFSI List
Gold	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	Active*
Gold	Codelco	CHILE	Active*
Gold	Colt Refining	UNITED STATES	Unknown
Gold	Compagnie Des Metaux Precieux Paris	FRANCE	Unknown
Gold	Companhia Real de Metais	BRAZIL	Unknown
Gold	Comptoir Lyon-Alemand Louyot	FRANCE	Unknown
Gold	Conghua Tantalum and Niobium Smeltry	CHINA	Unknown
Gold	Cookson Sempra	SPAIN	Unknown
Gold	CS	SWITZERLAND	Unknown
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Active*
Gold	Daeryong Enc	KOREA, REPUBLIC OF	Unknown
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CFSI List
Gold	DEGUSSA CANADA LTD.	CANADA	Unknown
Gold	DODUCO GmbH	GERMANY	Conflict Free
Gold	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA	Unknown
Gold	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHILE	Unknown
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHILE	Unknown
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA	Unknown
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	Unknown
Gold	Dong-Wo Co., Ltd.	CHINA	Unknown
Gold	Dowa	JAPAN	Conflict Free
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Active*
Gold	DUOXIN	CHINA	Unknown
Gold	E-CHEM Enterprise Corp	TAIWAN	Unknown
Gold	Eco-System Recycling Co., Ltd.	JAPAN	Conflict Free
Gold	Elemetal Refining, LLC	UNITED STATES	Conflict Free
Gold	EM Vinto	BOLIVIA	Active*
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conflict Free
Gold	Engelhard Australia	AUSTRALIA	Unknown
Gold	Engelhard Corporation	CANADA	Unknown

Gold	Engelhard Corporation	UNITED STATES	Unknown
Gold	ESG Edelmetall-Service	GERMANY	Unknown
Gold	Ethone	UNITED STATES	Unknown
Gold	Faggi Enrico S.p.A.	ITALY	Active*
Gold	Feinhütte Halsbrücke GmbH	GERMANY	Unknown
Gold	Ferro Corporation	UNITED STATES	Unknown
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Unknown
Gold	Foxxconn	TAIWAN	Unknown
Gold	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Unknown
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CFSI List
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	Unknown
Gold	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Active*
Gold	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Active*
Gold	Geib Refining Corp	UNITED STATES	Unknown
Gold	Geib Refining Corporation	UNITED STATES	Active*
Gold	Gold and Siver Refining Strokes Ltd.	CHINA	Unknown
Gold	Gong An Ju	CHINA	Unknown
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CFSI List
Gold	Grillo Handel	GERMANY	Unknown
Gold	Guangdong Jinding Gold Limited	CHINA	CFSI List
Gold	Guangdong Jinding Gold Limited	TAIWAN	Unknown
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA	Unknown
Gold	Guangxi China Tin Group Co.,Ltd	CHINA	Unknown
Gold	GuangZHou Jin Ding	CHINA	Unknown
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CFSI List
Gold	H.Drijfhout & Zoon’s Edelmetaalbedrijven BV	NETHERLANDS	Unknown
Gold	Handy & Harman Refining Group Inc.	UNITED STATES	Unknown
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CFSI List
Gold	Harima Smelter	JAPAN	Unknown
Gold	Harmony Gold Refinery	SOUTH AFRICA	Unknown
Gold	Heesung Metal Ltd	AUSTRALIA	Unknown
Gold	Heimerle + Meule GmbH	GERMANY	Active*
Gold	Heimerle + Meule GmbH	SOUTH AFRICA	Active*
Gold	Henan Middle Plain Gold Smelt	CHINA	Unknown
Gold	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.	CHINA	Unknown
Gold	Henan Province Sanmenxia City Gold Smelter	CHINA	Unknown
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA	Unknown
Gold	Heraeus (Zhaoyuan) Precious Metal Materials Co.,Ltd.	CHINA	Unknown
Gold	Heraeus Incorporated	UNITED STATES	Unknown
Gold	Heraeus Ltd. Hong Kong	CHINA	Active*
Gold	Heraeus Ltd. Hong Kong	HONG KONG	Active*
Gold	Heraeus Ltd. Hong Kong	THAILAND	Active*
Gold	Heraeus Precious Metals	UNITED STATES	Unknown
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Active*
Gold	Heraeus Precious Metals GmbH & Co. KG	UNITED STATES	Active*
Gold	Heraeus Precious Metals North America	UNITED STATES	Unknown
Gold	HMG	GERMANY	Unknown
Gold	Hon Hai Precision Co., Ltd.	TAIWAN	Unknown
Gold	Hon Shen Co. Ltd	TAIWAN	Unknown
Gold	Hon Shen Co., Ltd.	TAIWAN	Unknown
Gold	Hong Da qiu	CHINA	Unknown
Gold	HongHai Precision Co., Ltd.	TAIWAN	Unknown
Gold	Honorable Hardware Craft Product Limited Company	CHINA	Unknown
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CFSI List
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CFSI List
Gold	Hwasung CJ Co., Ltd.	UNITED STATES	Unknown
Gold	ICBC	CHINA	Unknown
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CFSI List
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Active*
Gold	Istanbul Gold Refinery	TURKEY	Conflict Free
Gold	Japan Mint	JAPAN	Conflict Free
Gold	Jia Lung Corp	TAIWAN	Unknown
Gold	Jiangsu Sue Large Special Chemical Reagent Co., LTD	CHINA	Unknown
Gold	Jiangxi Copper Company Limited	UNITED STATES	Active*
Gold	Jie sheng	CHINA	Unknown
Gold	Jin Dong Heng	CHINA	Unknown
Gold	Jin Jinyin Refining Company Limited	CHINA	Unknown
Gold	Jin Jinyin Refining Company Limited	JAPAN	Unknown
Gold	Jinfeng Gold Mine Smelter	CHINA	Unknown

Gold	Jinlong Copper Co., Ltd.	CHINA	Unknown
Gold	Johnson Matthey & Pauwels SA	BELGIUM	Unknown
Gold	Johnson Matthey Inc	UNITED KINGDOM	Unknown
Gold	Johnson Matthey Limited (Australia)	AUSTRALIA	Unknown
Gold	JSC Aurat	RUSSIAN FEDERATION	Unknown
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Conflict Free
Gold	JSC Urakectrined	UKRAINE	Unknown
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conflict Free
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Active*
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CFSI List
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CFSI List
Gold	Kazzinc	KAZAKHSTAN	Conflict Free
Gold	Kee Shing	HONG KONG	Unknown
Gold	Kennecott Utah Copper LLC	UNITED STATES	Conflict Free
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	Active*
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conflict Free
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CFSI List
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	Unknown
Gold	Kosak Seiren	JAPAN	Unknown
Gold	Kuan Shuo Ind. Co., Ltd.	JAPAN	Unknown
Gold	Kuan Shuo Ind. Co., Ltd.	TAIWAN	Unknown
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA	Unknown
Gold	KYOCERA	JAPAN	Unknown
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CFSI List
Gold	L’ azurde Company For Jewelry	SAUDI ARABIA	Unknown
Gold	L’ azurde Company For Jewelry	TAIWAN	Unknown
Gold	LBMA	GERMANY	Unknown
Gold	Lian Xing Plating Factory	CHINA	Unknown
Gold	Lingbao Gold Company Limited	CHINA	CFSI List
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CFSI List
Gold	LINXENS	FRANCE	Unknown
Gold	LITTELFUSE	UNITED STATES	Unknown
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Active*
Gold	LS-NIKKO Copper Inc.	UNITED STATES	Active*
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CFSI List
Gold	Malaysia Smelting Corporation (MSC)	MALAYSIA	Active*
Gold	Malaysia Smelting Corporation Berhad	MALAYSIA	Unknown
Gold	Materion	UNITED STATES	Active*
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Active*
Gold	Matsuda Sangyo Co., Ltd.	UNITED STATES	Active*
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA	CFSI List
Gold	Metalli Preziosi S.p.A.	ITALY	Unknown
Gold	Metallic Resources Inc	UNITED STATES	Unknown
Gold	Metallo-Chimique N.V.	BELGIUM	Active*
Gold	Metallurgie Hoboken Overpelt SA	BELGIUM	Unknown
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG	Unknown
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conflict Free
Gold	Metalor Technologies (Hong Kong) Ltd.	UNITED STATES	Unknown
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conflict Free
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Active*
Gold	Metalor Technologies SA	UNITED STATES	Active*
Gold	Metalor USA Refining Corporation	UNITED STATES	Conflict Free
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	Conflict Free
Gold	Minsur	PERU	Active*
Gold	Mitsubishi Materials Corporation	JAPAN	Conflict Free
Gold	Mitsubishi Materials Corporation	PERU	Unknown
Gold	Mitsui	CHINA	Unknown
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA	Unknown
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Active*
Gold	MK Electron	AUSTRALIA	Unknown
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conflict Free
Gold	Morris & Watson	NEW ZEALAND	Unknown
Gold	Morris and Watson	NEW ZEALAND	CFSI List
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conflict Free
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Conflict Free
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	UNITED ARAB EMIRATES	Unknown
Gold	Nathan Trotter & Co., Inc	UNITED STATES	Unknown
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Active*
Gold	Nihon Material Co., Ltd.	JAPAN	Conflict Free

Gold	Nihon Material Co., Ltd.	MOZAMBIQUE	Unknown
Gold	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Active*
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conflict Free
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conflict Free
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Conflict Free
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CFSI List
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conflict Free
Gold	Operaciones Metalurgical S.A.	BOLIVIA	Active*
Gold	Orelec	FRANCE	Unknown
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CFSI List
Gold	PJ-USA	AMERICAN SAMOA	Unknown
Gold	PJ-USA	CANADA	Unknown
Gold	Pogo Gold Mining	UNITED STATES	Unknown
Gold	PRECIOUS METAL SALES CORP.	UNITED STATES	Unknown
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conflict Free
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Active*
Gold	Qiankun Gold and Silver	MONGOLIA	Unknown
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conflict Free
Gold	Realized the Enterprise Co., Ltd.	CHINA	Unknown
Gold	Reldan Metals, Inc	UNITED STATES	Unknown
Gold	Remondis Argentia	NETHERLANDS	Unknown
Gold	Remondis Argentia B.V.	NETHERLANDS	Unknown
Gold	Republic Metals Corporation	UNITED STATES	Conflict Free
Gold	Rio Tinto Kennecott	UNITED STATES	Unknown
Gold	Riotinto	UNITED STATES	Unknown
Gold	Rohm & Haas Elec. Mat’ls	SINGAPORE	Unknown
Gold	Royal Canadian Mint	CANADA	Conflict Free
Gold	Royal Canadian Mint	SWITZERLAND	Unknown
Gold	Rui Sheng	INDONESIA	Unknown
Gold	SAAMP	FRANCE	Unknown
Gold	Sabin Metal Corp.	UNITED STATES	CFSI List
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Active*
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CFSI List
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Active*
Gold	Schloetter	UNITED KINGDOM	Unknown
Gold	Schone Edelmetaal B.V.	NETHERLANDS	Conflict Free
Gold	SCHOOT	GERMANY	Unknown
Gold	Scotia Mocatta	CHINA	Unknown
Gold	Scotia Mocatta	HONG KONG	Unknown
Gold	SD(Samdok) Metal	KOREA, REPUBLIC OF	Unknown
Gold	Sen Silver	JAPAN	Unknown
Gold	Sendi (Kyocera Corporation)	JAPAN	Unknown
Gold	Senju Metal Industries Co., Ltd.	JAPAN	Unknown
Gold	Senyin	JAPAN	Unknown
Gold	Shan Dong Huangjin	CHINA	Unknown
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	Unknown
Gold	Shandon Jin Jinyin Refining Limited	CHINA	Unknown
Gold	Shandong Jun Mai Fu	CHINA	Unknown
Gold	Shandong penglai gold smelter	CHINA	Unknown
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CFSI List
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conflict Free
Gold	Shangdong Humon Smelting Co., Ltd.	CHINA	Unknown
Gold	Shangdong Tiancheng Biological Gold Industrial Co.	CHINA	Unknown
Gold	Shangdong Humon Smelting Co., Ltd.	CHINA	Unknown
Gold	Sheffield Smelting Co. Ltd.	UNITED KINGDOM	Unknown
Gold	Shen Zhen Thousand Island Ltd.	CHINA	Unknown
Gold	Shenzhen Chemicals & Light Industry Co., Ltd.	CHINA	Unknown
Gold	Shenzhen Fujun Material Technology Co., Ltd.	CHINA	Unknown
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA	Unknown
Gold	Shenzhen Yangcheng Chemical Co., Ltd.	CHINA	Unknown
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Unknown
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conflict Free
Gold	Singway Technology Co., Ltd.	TAIWAN	Conflict Free
Gold	SKE (China) shanghai Kyocera electronics co. Ltd.	CHINA	Unknown
Gold	So Accurate Group, Inc.	UNITED STATES	CFSI List
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conflict Free
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	TAIWAN	Unknown
Gold	Sojitz	JAPAN	Unknown

Gold	Solar Applied Materials Technology Corp.	TAIWAN	Active*
Gold	Solar Applied Materials Technology Corp.	UNITED STATES	Active*
Gold	Solartech	CHINA	Unknown
Gold	Soochow University’s	CHINA	Unknown
Gold	Southern Copper Corporation	MEXICO	Unknown
Gold	Standard Bank	CHINA	Unknown
Gold	Standard Bank	HONG KONG	Unknown
Gold	Stender Electronic Materials Co., Ltd.	CHINA	Unknown
Gold	Strain DS Force Shop	JAPAN	Unknown
Gold	Sudan Gold Refinery	SUDAN**	Unknown
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Active*
Gold	Super Dragon Technology Co., Ltd.	TAIWAN	Unknown
Gold	Suzhou Xingrui Metal Material Co. Ltd	CHINA	Unknown
Gold	Suzhou Xingrui Noble	CHINA	Unknown
Gold	T.C.A S.p.A	ITALY	Conflict Free
Gold	Tai Zhou Chang San Jiao electron Co.,Ltd	CHINA	Unknown
Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA	Unknown
Gold	Taizhou Mayor Triangle Electronic Co., LTD	CHINA	Unknown
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Active*
Gold	Tanaka Kikinzoku Kogyo K.K.	UZBEKISTAN	Active*
Gold	Thaisarco	THAILAND	Active*
Gold	Thaisarco Thailand Smelting and Refining Co. Ltd.	THAILAND	Unknown
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA	Unknown
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Conflict Free
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	PERU	Unknown
Gold	Tian Cheng	CHINA	Unknown
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conflict Free
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CFSI List
Gold	Tony Goetz NV	BELGIUM	Unknown
Gold	Torecom	KOREA, REPUBLIC OF	Active*
Gold	UBS AG	SWITZERLAND	Unknown
Gold	Ulba	KAZAKHSTAN	Active*
Gold	Umicore Brasil Ltda.	BRAZIL	Conflict Free
Gold	Umicore Brasil Ltda.	JAPAN	Unknown
Gold	Umicore Galvanotechnik GmbH	GERMANY	Unknown
Gold	Umicore Precious Metal Refining	CANADA	Unknown
Gold	Umicore Precious Metal Refining	UNITED STATES	Unknown
Gold	Umicore Precious Metals Thailand	THAILAND	Conflict Free
Gold	Umicore SA Business Unit Precious Metals Refining	SWITZERLAND	Active*
Gold	Uniforce Metal Industrial Corp	CHINA	Unknown
Gold	Uniforce Metal Industrial Corp.	HONG KONG	Unknown
Gold	United Precious Metal Refining, Inc.	UNITED STATES	Conflict Free
Gold	UYEMURA	UNITED STATES	Unknown
Gold	Valcambi SA	TAIWAN	Unknown
Gold	W.C. Heraeus GmbH	CANADA	Unknown
Gold	W.C. Hereaus GmbH	UNITED STATES	Unknown
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	Active*
Gold	Western Australian Mint trading as The Perth Mint	KOREA, REPUBLIC OF	Active*
Gold	WIELAND Edelmetalle GmbH	GERMANY	Active*
Gold	Williams Gold Refining	UNITED STATES	Unknown
Gold	Williams Gold Refining Company	CANADA	Unknown
Gold	Williams/Williams Brewster	UNITED STATES	Unknown
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	Conflict Free
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA	Unknown
Gold	Yantai Zhaojin Kanfort Precious Metals Inc.	CHINA	Unknown
Gold	Yantai Zhaojin Lai Fuk Precious Metals Co., Ltd.	CHINA	Unknown
Gold	Yantai Zhaojin Mai Fu- Precious Metals Limited	CHINA	Unknown
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conflict Free
Gold	Yoo Chang Metal Industrial Co., Ltd.	KOREA, REPUBLIC OF	Unknown
Gold	Young jin - es	KOREA, REPUBLIC OF	Unknown
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA	Unknown
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CFSI List
Gold	Yunnan Gejiu Zili Metallurgical Group Co., Ltd.	CHINA	Unknown
Gold	Yunnan Metallurgcal Group Co., Ltd	CHINA	Unknown
Gold	Yunnan Tin Company, Ltd.	CHINA	Active*
Gold	YUNSIN	CHINA	Unknown
Gold	Zhaojin Gold Argentine Refining Company Limited	CHINA	Unknown
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	Unknown
Gold	Zhejiang Suijin	CHINA	Unknown

Gold	ZHENGTIIANWEI TECHNDLOGZES CO LIMITED	CHINA	Unknown
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Active*
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	THAILAND	Active*
Gold	Zhuzhou Smelting Group Co., Ltd.	CHINA	Unknown
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Conflict Free
Tantalum	A.L.M.T. Corp.	JAPAN	Active*
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM	Unknown
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conflict Free
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA	Unknown
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Active*
Tantalum	Codelco	CHILE	Active*
Tantalum	Companhia Industrial Fluminense	BRAZIL	Unknown
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	Conflict Free
Tantalum	Conghua Tantalum and Niobium Smeltry	THAILAND	Unknown
Tantalum	D Block Metals, LLC	UNITED STATES	Conflict Free
Tantalum	Duoluoshan	CHINA	Active*
Tantalum	Duoluoshan Sapphire Rare Metal Co. Ltd	THAILAND	Unknown
Tantalum	E.S.R. Electronics	UNITED STATES	Active*
Tantalum	EMJ Los Angeles	UNITED STATES	Unknown
Tantalum	Ethiopian Mineral Development Share Co. (EMDSC)	ETHIOPIA	Unknown
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA	Unknown
Tantalum	Exotech Inc.	UNITED STATES	Conflict Free
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conflict Free
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conflict Free
Tantalum	Fujian Nanping Minning Tantalum and Niobium Mine Development Co., Ltd	CHINA	Unknown
Tantalum	Gannon & Scott	UNITED STATES	Active*
Tantalum	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Active*
Tantalum	Global Advanced Metals	ETHIOPIA	Unknown
Tantalum	Global Advanced Metals Aizu	JAPAN	Conflict Free
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	Conflict Free
Tantalum	Gloria Material Technology	TAIWAN	Unknown
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conflict Free
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Unknown
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Conflict Free
Tantalum	H.C. Starck Co., Ltd.	ZIMBABWE	Unknown
Tantalum	H.C. Starck GmbH Goslar	GERMANY	Conflict Free
Tantalum	H.C. Starck GmbH Goslar	ZIMBABWE	Unknown
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	Conflict Free
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conflict Free
Tantalum	H.C. Starck Inc.	UNITED STATES	Conflict Free
Tantalum	H.C. Starck Ltd.	JAPAN	Conflict Free
Tantalum	H.C. Stark Co., Ltd	THAILAND	Unknown
Tantalum	H.C. Stark GmbH	GERMANY	Unknown
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conflict Free
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	Conflict Free
Tantalum	Hi-Temp Specialty Metals, Inc.	ZIMBABWE	Unknown
Tantalum	Hunan Chenzhou Mining Group Co	CHINA	Unknown
Tantalum	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Active*
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conflict Free
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conflict Free
Tantalum	Jiangxi Yichun	CHINA	Unknown
Tantalum	Jinduicheng Molybdenum Co., Ltd	CHINA	Unknown
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conflict Free
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conflict Free
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conflict Free
Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Active*
Tantalum	KEMET Blue Metals	MEXICO	Conflict Free
Tantalum	KEMET Blue Powder	UNITED STATES	Conflict Free
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	Conflict Free
Tantalum	King-Tan Tantalum Industry Ltd.	ETHIOPIA	Unknown
Tantalum	LSM Brasil S.A.	BRAZIL	Conflict Free
Tantalum	Malaysia Smelting Corporation (MSC)	MALAYSIA	Active*
Tantalum	Materion	UNITED STATES	Active*
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conflict Free
Tantalum	Mineração Taboca S.A.	BRAZIL	Conflict Free
Tantalum	Mitsui Mining & Smelting	JAPAN	Conflict Free
Tantalum	Molycorp Silmet A.S.	ESTONIA	Conflict Free
Tantalum	Nantong Tongjie Electrical Co., Ltd	CHINA	Unknown
Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND	Unknown

Tantalum	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA	Unknown
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Active*
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	SWITZERLAND	Active*
Tantalum	Noventa	MOZAMBIQUE	Unknown
Tantalum	NTET, Thailand	THAILAND	Unknown
Tantalum	Plansee	AUSTRALIA	Unknown
Tantalum	Plansee SE Liezen	AUSTRIA	Active*
Tantalum	Plansee SE Reutte	AUSTRIA	Conflict Free
Tantalum	Posco	KOREA, REPUBLIC OF	Active*
Tantalum	PT Bangka Timah Utama Sejahtera	INDONESIA	Unknown
Tantalum	QuantumClean	UNITED STATES	Conflict Free
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	Conflict Free
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	Conflict Free
Tantalum	Rui Da Hung	TAIWAN	Active*
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Active*
Tantalum	Taki Chemicals	JAPAN	Conflict Free
Tantalum	Talley Metals	UNITED STATES	Unknown
Tantalum	Tanco	CANADA	Unknown
Tantalum	Telex Metals	UNITED STATES	Conflict Free
Tantalum	Tranzact, Inc.	UNITED STATES	Conflict Free
Tantalum	Triebacher	GERMANY	Unknown
Tantalum	Ulba	RUSSIAN FEDERATION	Active*
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conflict Free
Tantalum	Ulba Metallurgical Plant JSC	ZIMBABWE	Unknown
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conflict Free
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Conflict Free
Tantalum	Zhuzhou Cemented Carbide	CHINA	Conflict Free
Tin	5N Plus Lübeck GmbH	GERMANY	Unknown
Tin	5NPlus	UNITED KINGDOM	Unknown
Tin	A.L.M.T. Corp.	JAPAN	Active*
Tin	ABC	ALGERIA	Unknown
Tin	AIM	CANADA	Unknown
Tin	AK Steel Corp.	UNITED STATES	Unknown
Tin	Aleris	CANADA	Unknown
Tin	Aleris	UNITED STATES	Unknown
Tin	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Active*
Tin	Allied Metal Company	UNITED STATES	Unknown
Tin	Almit	CHINA	Unknown
Tin	Alpha	CHINA	Unknown
Tin	Alpha	UNITED STATES	Conflict Free
Tin	Alpha Metals (Taiwan) Inc.	TAIWAN	Unknown
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF	Unknown
Tin	Alrec	UNITED STATES	Unknown
Tin	Aluminum Alloys Inc.	UNITED STATES	Unknown
Tin	Aluminum Resources	UNITED STATES	Unknown
Tin	Aluphoenix srl	ITALY	Unknown
Tin	Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM	Unknown
Tin	Amalgamet	UNITED STATES	Unknown
Tin	American Iron and Metal	CANADA	Unknown
Tin	American Iron and Metal	UNITED STATES	Unknown
Tin	Ami Bridge Enterprise Co., Ltd.	TAIWAN	Unknown
Tin	Ampere Polska Sp. z o.o. (trader)	FRANCE	Unknown
Tin	Ampere Polska Sp. z o.o. (trader)	GERMANY	Unknown
Tin	An Chen	CHINA	Unknown
Tin	An Thai Minerals Company Limited	VIET NAM	Unknown
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Active*
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA	Unknown
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	INDONESIA	Unknown
Tin	Anson Solder & Tin Products Made Ltd.	CHINA	Unknown
Tin	ArcelorMittal Burns Harbor	UNITED STATES	Unknown
Tin	Arco Alloys	UNITED STATES	Unknown
Tin	Asahi Pretec Corporation	JAPAN	Active*
Tin	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA	Unknown
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA	Unknown
Tin	Assaf Conductors Ltd.	UNITED STATES	Unknown
Tin	ATI METALWORKING	UNITED STATES	Unknown
Tin	Atlantic Metals	UNITED STATES	Unknown
Tin	Atotech	GERMANY	Unknown
Tin	Aurubis	UNITED STATES	Unknown

Tin	Aurubis,Norddeutsche Affinererie AG	GERMANY	Unknown
Tin	Ayrubis	UNITED STATES	Unknown
Tin	Banka	INDONESIA	Unknown
Tin	Baoshida Swissmetall	SWITZERLAND	Unknown
Tin	BASLINI TIN SRL	ITALY	Unknown
Tin	Bauer-Walser	GERMANY	Unknown
Tin	Best Metais	BRAZIL	Unknown
Tin	BNT Chemicals Gmbh	GERMANY	Unknown
Tin	Brinkmann Chemie AG	GERMANY	Unknown
Tin	CFC Cooperative dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL	Unknown
Tin	CHARNG CHYI ALUMINUM CO.,LTD.	TAIWAN	Unknown
Tin	Chengfeng Metals Co Pte Ltd	SINGAPORE	Unknown
Tin	Chengfeng Metals Co Pte Ltd	UNKNOWN	Unknown
Tin	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA	Unknown
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	Unknown
Tin	Chernan Technology co., ltd	TAIWAN	Unknown
Tin	China Huaxi Group Nandan	CHINA	Unknown
Tin	China Tin Co., Ltd.	CHINA	Unknown
Tin	China Tin Group Co., Ltd.	CHINA	Conflict Free
Tin	China YunXi mining	CHINA	Unknown
Tin	Chofu Works	JAPAN	Unknown
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CFSI List
Tin	Cofermetal Spa	ITALY	Unknown
Tin	Cohen Alloys Ltd	UNITED KINGDOM	Unknown
Tin	Colonial Metals Co	UNITED STATES	Unknown
Tin	Continental	UNITED STATES	Unknown
Tin	Cookson Alpha Metals(Shenzhen)Co.Ltd	CHINA	Unknown
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Conflict Free
Tin	Cooperativa Metalurgica de Rondônia Ltda.	PERU	Unknown
Tin	Copper Suzhou Co.,	CHINA	Unknown
Tin	CSC Pure Technologies	RUSSIAN FEDERATION	Active*
Tin	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES	Unknown
Tin	CV Ayi Jaya	INDONESIA	Conflict Free
Tin	CV Dua Sekawan	INDONESIA	Active*
Tin	CV Duta Putra Bangka	INDONESIA	Active*
Tin	CV Gita Pesona	INDONESIA	Conflict Free
Tin	CV Serumpun Sebalai	INDONESIA	Conflict Free
Tin	CV Serumpun Sebalai	UZBEKISTAN	Unknown
Tin	CV Tiga Sekawan	INDONESIA	Active*
Tin	CV United Smelting	INDONESIA	Conflict Free
Tin	CV United Smelting	PERU	Unknown
Tin	CV Venus Inti Perkasa	INDONESIA	Conflict Free
Tin	Daewoo International	KOREA, REPUBLIC OF	Unknown
Tin	Darley Dale Smelter	UNITED KINGDOM	Unknown
Tin	DAYE Nonferrous Co. Ltd.	CHINA	Unknown
Tin	Dongguan City JiuBo Electronic Science and Technology Co.,LTD	CHINA	Unknown
Tin	DONGGUAN CITY THOUSAND ISLAND METAL FOIL CO.,LTD.	CHINA	Unknown
Tin	Dongguan Yuecheng Metal Materials Co., Ltd.	CHINA	Unknown
Tin	Dowa	JAPAN	Conflict Free
Tin	DS	INDONESIA	Unknown
Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF	Unknown
Tin	Duoluoshan	CHINA	Active*
Tin	Eastern Alloys	UNITED STATES	Unknown
Tin	Electro Metal Pte	SINGAPORE	Unknown
Tin	Electroloy Coroperation Sdn Bhd	MALAYSIA	Unknown
Tin	Electroloy Metal (Shenzhen) Co., Ltd	CHINA	Unknown
Tin	Electroloy Metal Pte	CHINA	Active*
Tin	Electroloy Metal Pte	SINGAPORE	Active*
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Active*
Tin	Elmet S.A. de C.V.	BOLIVIA	Unknown
Tin	Elmet S.L.U. (Metallo Group)	SPAIN	Conflict Free
Tin	EM Vinto	BOLIVIA	Active*
Tin	Essar Steel Algoma	CANADA	Unknown
Tin	Estanho de Rondônia S.A.	BRAZIL	CFSI List
Tin	Estanho de Rondônia S.A.	TAIWAN	Unknown
Tin	E-tech Philippines	PHILIPPINES	Unknown
Tin	Eximetal S.A.	ARGENTINA	Unknown
Tin	Feinhütte Halsbrücke GmbH	GERMANY	Active*

Tin	Felder GmbH - Löttechnik	GERMANY	Unknown
Tin	Fenix Metals	POLAND	Conflict Free
Tin	Ferro Alloys de México, S.A. de C.V.	BRAZIL	Unknown
Tin	First Copper Technology Co., Ltd.	TAIWAN	Unknown
Tin	Fuji Metal Mining	THAILAND	Unknown
Tin	Fuji Metal Mining Corp.	TAIWAN	Unknown
Tin	Full armor Industries (Shares) Ltd.	TAIWAN	Unknown
Tin	Fundipar	BRAZIL	Unknown
Tin	Funsur	BRAZIL	Unknown
Tin	Ganzhou City, Jiangxi Province on the Jewish Xinmao Tin Co., Ltd.	CHINA	Unknown
Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Active*
Tin	Gebrueder	GERMANY	Unknown
Tin	Gebrueder Kemper GMBH	GERMANY	Unknown
Tin	Geib Refining Corporation	UNITED STATES	Unknown
Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA	Active*
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA	Unknown
Tin	Gejiu Jinye Mineral Co., Ltd.	CHINA	Unknown
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Active*
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conflict Free
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	PERU	Unknown
Tin	GEJIU YUNHONG TIN LTD YUNNAN OF P.R.CHINA	CHINA	Unknown
Tin	Gejiu Yunxi Group Corp.	CHINA	Unknown
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CFSI List
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CFSI List
Tin	Gibbs Wire & Steel Co	CHINA	Unknown
Tin	Gibbs Wire & Steel Co	UNITED STATES	Unknown
Tin	Global Tungsten & Powders Corp.	UNITED STATES	Active*
Tin	Gomat-e-K.	GERMANY	Unknown
Tin	Goodway	CHINA	Unknown
Tin	Grant Manufacturing and Alloying	UNITED STATES	Unknown
Tin	Grillo-Handel	GERMANY	Unknown
Tin	Guang Xi Hua Xi Corp	CHINA	Unknown
Tin	Guangxi China Tin Group Co., Ltd	CHINA	Unknown
Tin	Guangzhou Non-Ferrous Metals Research Institute	CHINA	Unknown
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Active*
Tin	Guixi Smelter	CHINA	Unknown
Tin	H. KRAMER & CO	UNITED STATES	Unknown
Tin	H.J.Enthoven & Sons	UNITED KINGDOM	Unknown
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA	Unknown
Tin	Hana-High Metal	MALAYSIA	Unknown
Tin	Hanbaek Nonferrous Metals	KOREA, REPUBLIC OF	Unknown
Tin	Hangzhou Yatong Electronics Co., Ltd.	CHINA	Unknown
Tin	Harima Smelter	JAPAN	Unknown
Tin	HeChi Metallurgical Chemical factory	CHINA	Unknown
Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF	Unknown
Tin	Heimerle + Meule GmbH	GERMANY	Active*
Tin	Heraeus (Zhaoyuan) Precious Metal Materials Co.,Ltd.	CHINA	Unknown
Tin	Heraeus Hanau	GERMANY	Unknown
Tin	Heraeus Ltd Hong Kong	CHINA	Unknown
Tin	Heraeus Ltd. Hong Kong	HONG KONG	Active*
Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE	Unknown
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF	Unknown
Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Active*
Tin	Heraeus Technology Center	CHINA	Unknown
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA	Unknown
Tin	Heraeus Zhaoyuan Precious Metal Materials Co. Ltd.	CHINA	Unknown
Tin	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA	Unknown
Tin	High-Power Surface Technology	CHINA	Unknown
Tin	High-Tech Co., Ltd. Taiwan	TAIWAN	Unknown
Tin	Hikaru Suites Ltd.	JAPAN	Unknown
Tin	HL Thorne	UNITED KINGDOM	Unknown
Tin	HOLDJINN	CHINA	Unknown
Tin	Hoperise Metal Conductor (Kunshan) Co., Ltd	CHINA	Unknown
Tin	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN	Unknown
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Active*
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CFSI List
Tin	Huizhou Taiwan Electronic Component Limited Company	CHINA	Unknown
Tin	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Active*
Tin	Hunan Nonferrous Metals Holding Group Co. LTD	CHINA	Unknown

Tin	Huntington Alloys	UNITED STATES	Unknown
Tin	Hyundai-Steel	KOREA, REPUBLIC OF	Active*
Tin	I Schumann and Co	UNITED STATES	Unknown
Tin	IBE Zinn- und Lötprodukte e.K.	GERMANY	Unknown
Tin	IBF IND Brasileira de Ferroligas Ltda	BRAZIL	Unknown
Tin	IMC-MetalsAmerica, LLC	UNITED STATES	Unknown
Tin	Impag AG	SWITZERLAND	Unknown
Tin	Imperial Zinc	BOLIVIA	Unknown
Tin	Imperial Zinc	UNITED STATES	Unknown
Tin	INBRA IND E COM DE METAIS LTDA	BRAZIL	Unknown
Tin	INDIUM CORPORATION OF EUROPE	UNITED KINGDOM	Unknown
Tin	Indoneisian State Tin Corporation Mentok Smelter	INDONESIA	Unknown
Tin	Ingot Metal	CANADA	Unknown
Tin	International Wire Group, Inc	UNITED STATES	Unknown
Tin	IPS	FRANCE	Unknown
Tin	Ishifuku Metal Industry Co., Ltd.	JAPAN	Active*
Tin	ISHIKAWA METAL CO.,LTD.	JAPAN	Unknown
Tin	J Kuhl Metals	UNITED STATES	Unknown
Tin	Jada Electronic limited (JX Nippon Mining& Matal Co., Ltd)	JAPAN	Unknown
Tin	Jan Janq	TAIWAN	Unknown
Tin	Japan New Metals Co., Ltd.	JAPAN	Active*
Tin	JAUJANQ_Malaysia Smelting Corp	JAPAN	Unknown
Tin	Jean Goldschmidt International	BELGIUM	Active*
Tin	Jia Tian	CHINA	Unknown
Tin	Jiangmen Huayuan Industry Co. Ltd	CHINA	Unknown
Tin	Jiangxi Copper Company Limited	CHINA	Active*
Tin	JiangXi JiaWang	CHINA	Unknown
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Conflict Free
Tin	Jinfeng Gold Mine Smelter	CHINA	Unknown
Tin	JingDong Chemical Material	CHINA	Unknown
Tin	Jinlong Copper Co., Ltd.	CHINA	Unknown
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA	Unknown
Tin	JX Nippon Mining & Metals	INDONESIA	Unknown
Tin	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Active*
Tin	Kalas Wire	UNITED STATES	Unknown
Tin	Katapang	CHINA	Unknown
Tin	Keeling & Walker	UNITED KINGDOM	Unknown
Tin	Kennametal Huntsville	UNITED STATES	Active*
Tin	Kewei Tin Co.,ltd	CHINA	Unknown
Tin	KOKI JAPAN	JAPAN	Unknown
Tin	Koki Products Co.,Ltd	THAILAND	Unknown
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC	Unknown
Tin	Kunming High-tech Industrial Developing Area	CHINA	Unknown
Tin	Kuntai	CHINA	Unknown
Tin	LEAD-FREE SOLDER smelter	CHINA	Unknown
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA	Unknown
Tin	LEYBOLD CO.,LTD.	JAPAN	Unknown
Tin	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	Unknown
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CFSI List
Tin	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Active*
Tin	Lübeck GmbH	GERMANY	Unknown
Tin	LUPON ENTERPRISE CO., LTD	TAIWAN	Unknown
Tin	Ma On Shuguang Smelting Plant	CHINA	Unknown
Tin	Magnesium Elekton Inc.	UNITED STATES	Unknown
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL	Conflict Free
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Active*
Tin	Malaysia Smelting Corporation Berhad	THAILAND	Unknown
Tin	Marco Metales de Mexico, S.A. de C.V.	BOLIVIA	Unknown
Tin	Materials Eco-Refining CO.,LTD	JAPAN	Unknown
Tin	Matsuda Sangyo Co., Ltd.	JAPAN	Active*
Tin	Matsuo nn da Ltd.	JAPAN	Unknown
Tin	Matsushima Metal Corporation	JAPAN	Unknown
Tin	MCP Heck	GERMANY	Unknown
Tin	MCP Metal Specialties, Inc.	UNITED STATES	Unknown
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM	Unknown
Tin	Mecomsa, S.A. de C.V.	PERU	Unknown
Tin	Medeko Cast S.R.O.	SLOVAKIA (Slovak Republic)	Unknown
Tin	Meng neng	CHINA	Unknown
Tin	MENTPL	INDONESIA	Unknown

Tin	Metaconcept	FRANCE	Unknown
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CFSI List
Tin	Met-AL	UNITED STATES	Unknown
Tin	Metal Alloy (India)	INDIA	Unknown
Tin	METALLIC MATERIALS	CHINA	Unknown
Tin	Metallic Materials Branch L of Guangxi China Tin Group CO.,LTD	CHINA	Unknown
Tin	Metallic Resources, Inc.	UNITED STATES	Conflict Free
Tin	Metallo Chimique	BRAZIL	Unknown
Tin	Metallo-Chimique N.V.	BELGIUM	Active*
Tin	Metallum Metal Trading AG CH-Regendorf	SWITZERLAND	Unknown
Tin	Metalor Technologies SA	SWITZERLAND	Active*
Tin	Metech Alu Ind Sdn, Bhd.	CHINA	Unknown
Tin	Metropolitan Alloys Corp	UNITED STATES	Unknown
Tin	Midland Industries	UNITED STATES	Unknown
Tin	Millard Wire	UNITED STATES	Unknown
Tin	Mineração Taboca S.A.	BRAZIL	Conflict Free
Tin	Ming Li Jia smelt Metal Factory	CHINA	Unknown
Tin	Minmetals Ganzhou Tin Works	CHINA	Unknown
Tin	Minsur	PERU	Active*
Tin	Minsur	UNITED STATES	Active*
Tin	Minsur	UNKNOWN	Active*
Tin	Misue Tin Smelter and Refinery	PERU	Unknown
Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA	Unknown
Tin	Mitsubishi Materials Corporation	JAPAN	Conflict Free
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Active*
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN	Unknown
Tin	MK Electron	AUSTRALIA	Unknown
Tin	Nancang Metal Material Co.,Ltd	CHINA	Unknown
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CFSI List
Tin	Nathan Trotter & Co INC.	PERU	Unknown
Tin	Ney Metals and Alloys	UNITED STATES	Unknown
Tin	NGHE TIN NON-FERROUS METAL	VIETNAM	Unknown
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Active*
Tin	Nihon Genma MFG Co., Ltd.	THAILAND	Unknown
Tin	Nihon Superior Co., Ltd.	JAPAN	Unknown
Tin	Nihon Superior (M) Sdn Bhd	MALAYSIA	Unknown
Tin	Ningbo Jintian Copper (Group ) Company Limited	CHINA	Unknown
Tin	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Active*
Tin	Nippon Filler Metals Ltd	INDONESIA	Unknown
Tin	Nippon Mining & Metals Co., Ltd.	JAPAN	Unknown
Tin	North Star BlueScope Steel, LLC	UNITED STATES	Unknown
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CFSI List
Tin	Nucor CF Wisconsin	UNITED STATES	Unknown
Tin	Nucor Steel	UNITED STATES	Unknown
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conflict Free
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conflict Free
Tin	Oetinger Aluminium	GERMANY	Unknown
Tin	OM Manufacturing Phils. Inc.	PHILIPPINES	Unknown
Tin	Operaciones Metalurgical S.A.	BOLIVIA	Active*
Tin	Operaciones Metalurgical S.A.	THAILAND	Active*
Tin	Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA	Unknown
Tin	Palm International	UNITED STATES	Unknown
Tin	PAN-Metallgesellschaft Baumgärtner	GERMANY	Unknown
Tin	PBT	FRANCE	Unknown
Tin	Persang Alloy Industries	INDIA	Unknown
Tin	Philippine Associated Smelting and Refing Corporation	PHILIPPINES	Unknown
Tin	Phoenix Metal Ltd.	RWANDA	Active*
Tin	Pinshine	CHINA	Unknown
Tin	Plansee SE Liezen	AUSTRIA	Active*
Tin	Posco	KOREA, REPUBLIC OF	Active*
Tin	Praxair Surface Technologies	UNITED STATES	Unknown
Tin	Productos Minerales del Norte S.A. de C.V.	BOLIVIA	Unknown
Tin	ProtekDevice	UNITED STATES	Unknown
Tin	PT Alam Lestari Kencana	INDONESIA	CFSI List
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA	Active*
Tin	PT Aries Kencana Sejahtera	INDONESIA	Conflict Free
Tin	PT Artha Cipta Langgeng	INDONESIA	Conflict Free
Tin	PT Artha Cipta Langgeng	MALAYSIA	Unknown
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conflict Free

Tin	PT Babel Inti Perkasa	INDONESIA	Conflict Free
Tin	PT Bangka Kudai Tin	INDONESIA	CFSI List
Tin	PT Bangka Prima Tin	INDONESIA	Conflict Free
Tin	PT Bangka Putra Karya	INDONESIA	Unknown
Tin	PT Bangka Putra Karya	PERU	Unknown
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CFSI List
Tin	PT Bangka Tin Industry	INDONESIA	Conflict Free
Tin	PT Bangka Tin Industry	PERU	Unknown
Tin	PT Belitung Industri Sejahtera	INDONESIA	Conflict Free
Tin	PT BilliTin Makmur Lestari	INDONESIA	Conflict Free
Tin	PT BilliTin Makmur Lestari	PERU	Unknown
Tin	PT Bukit Timah	INDONESIA	Active*
Tin	PT Cipta Persada Mulia	INDONESIA	Conflict Free
Tin	PT Citralogam	INDONESIA	Unknown
Tin	PT DS Jaya Abadi	INDONESIA	Active*
Tin	PT Eunindo Usaha Mandiri	INDONESIA	Conflict Free
Tin	PT Fang Di MulTindo	INDONESIA	CFSI List
Tin	PT Inti Stania Prima	INDONESIA	Conflict Free
Tin	PT Justindo	INDONESIA	Conflict Free
Tin	PT Karimun Mining	INDONESIA	Active*
Tin	PT Kijang Jaya Mandiri	INDONESIA	Active*
Tin	PT Koba Tin	INDONESIA	Unknown
Tin	PT Mitra Stania Prima	INDONESIA	Conflict Free
Tin	PT Panca Mega Persada	INDONESIA	Conflict Free
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	CFSI List
Tin	PT Prima Timah Utama	INDONESIA	Conflict Free
Tin	PT Prima Timah Utama	UNITED STATES	Unknown
Tin	PT Refined Bangka Tin	INDONESIA	Conflict Free
Tin	PT Sariwiguna Binasentosa	INDONESIA	Conflict Free
Tin	PT Sariwiguna Binasentosa	UNITED STATES	Unknown
Tin	PT Seirama Tin Investment	INDONESIA	CFSI List
Tin	PT Stanindo Inti Perkasa	INDONESIA	Active*
Tin	PT Stanindo Inti Perkasa	PERU	Active*
Tin	PT Sukses Inti Makmur	INDONESIA	Conflict Free
Tin	PT Sumber Jaya Indah	INDONESIA	Conflict Free
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	Conflict Free
Tin	PT Timah (Persero) Tbk Kundur	UNITED STATES	Unknown
Tin	PT Timah Nusantara	RWANDA	Unknown
Tin	PT Tinindo Inter Nusa	INDONESIA	Conflict Free
Tin	PT Tinindo Inter Nusa	UNITED STATES	Unknown
Tin	PT Tirus Putra Mandiri	INDONESIA	CFSI List
Tin	PT Tommy Utama	INDONESIA	Conflict Free
Tin	PT Wahana Perkit Jaya	INDONESIA	Conflict Free
Tin	PT.Citralogam	INDONESIA	Unknown
Tin	ReCIAL	PORTUGAL	Unknown
Tin	REDSUN	TAIWAN	Unknown
Tin	Republic Steel	UNITED STATES	Unknown
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	Conflict Free
Tin	Richard Stenzhorn GmbH	GERMANY	Unknown
Tin	Ritchey Metals	UNITED STATES	Unknown
Tin	Rohm & Haas Electronic Materials Asia Ltd	CHINA	Unknown
Tin	Rohm und Haas	GERMANY	Unknown
Tin	RSI	UNITED STATES	Unknown
Tin	RST	GERMANY	Unknown
Tin	Rui Da Hung	TAIWAN	Active*
Tin	S Company	THAILAND	Unknown
Tin	Samatron	KOREA, DEMOCRATIC PEOPLE’S REPUBLIC OF**	Unknown
Tin	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, DEMOCRATIC PEOPLE’S REPUBLIC OF**	Unknown
Tin	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	TURKEY	Unknown
Tin	SASAKI CHEMICAL CO.,LTD	JAPAN	Unknown
Tin	Schloetter	INDONESIA	Unknown
Tin	Schloetter	UNITED KINGDOM	Unknown
Tin	Schloetter Co. Ltd	UNITED KINGDOM	Unknown
Tin	SCHUMANN	UNITED STATES	Unknown
Tin	seirenngyousya	CHINA	Unknown
Tin	SELAYANG SOLDER SDN.BHD.	INDONESIA	Unknown
Tin	Senju	MALAYSIA	Unknown
Tin	Settu Chemical Industry	JAPAN	Unknown
Tin	Severstal Columbus	UNITED STATES	Unknown

Tin	Severstal Dearborn	UNITED STATES	Unknown
Tin	Sevotrans	GERMANY	Unknown
Tin	SGS BOLIVIA S.A.	BOLIVIA	Unknown
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	Unknown
Tin	Shandong Guoda gold Co., LTD.	CHINA	Unknown
Tin	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	Active*
Tin	Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA	Unknown
Tin	Shapiro	UNITED STATES	Unknown
Tin	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA	Unknown
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA	Unknown
Tin	Shenmao Technology Inc.	TAIWAN	Unknown
Tin	Shenzhen Chemicals & Light Industry Co., Ltd.	CHINA	Unknown
Tin	Shenzhen City Thai Industrial CO., LTD.	CHINA	Unknown
Tin	Shenzhen Electronic Technology Co., Ltd.	CHINA	Unknown
Tin	Shenzhen Keaixin Technology	CHINA	Unknown
Tin	Shenzhen Xing HongTai tin Co.,TTD	CHINA	Unknown
Tin	Shenzhen Yi Cheng Industrial	CHINA	Unknown
Tin	SHINKO LEADMIKK CO.,LTD	JAPAN	Unknown
Tin	Sigma Group	CHINA	Unknown
Tin	Sin Asahi Solder(M)Sdn Bhd	MALAYSIA	Unknown
Tin	Singapore LME Tin	SINGAPORE	Unknown
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA	Unknown
Tin	SIPI METALS CORP	UNITED STATES	Unknown
Tin	Sizer Metals Pte. Ltd.	SINGAPORE	Unknown
Tin	SMIC SENJU MALAYSIA	MALAYSIA	Unknown
Tin	Snow Up to the City of Suzhou Chemical Co., Ltd.	CHINA	Unknown
Tin	Soft Metais Ltda.	BRAZIL	Conflict Free
Tin	Solar Applid Materials Technology Corp.	TAIWAN	Unknown
Tin	Solar Applied Materials Technology Corp.	CHINA	Active*
Tin	SOLDER COAT CO.,LTD	JAPAN	Unknown
Tin	SOLDER COAT CO.,LTD	MALAYSIA	Unknown
Tin	Solderindo	INDONESIA	Unknown
Tin	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Active*
Tin	Spectro Alloys	UNITED STATES	Unknown
Tin	STANCHEM Sp. j. (trader)	INDONESIA	Unknown
Tin	Steel Dynamics	UNITED STATES	Unknown
Tin	Stretti	JAPAN	Unknown
Tin	Stretti	MALAYSIA	Unknown
Tin	Sumitomo Electric, USA (A:L:M:T)	UNITED STATES	Unknown
Tin	Sumitomo Metal Mining Co. Ltd.	CANADA	Unknown
Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN	Active*
Tin	Super Ligas	BRAZIL	Unknown
Tin	Suzhou Cloud kun Metal Material Co. LTD	CHINA	Unknown
Tin	Suzhou Co. Ltd.	CHINA	Unknown
Tin	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA	Unknown
Tin	Suzhou Jinyi jewelry factory	CHINA	Unknown
Tin	Suzhou Xintang material supply station	CHINA	Unknown
Tin	Taboca via MCP Metal Specialities. Inc.	UNITED STATES	Unknown
Tin	Taicang City Nancang Metal Material Co., Ltd.	CHINA	Unknown
Tin	Taicang Jiangsu	CHINA	Unknown
Tin	Talcang City Nankang Metal Mat’l	CHINA	Unknown
Tin	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Active*
Tin	TAP	UNITED STATES	Unknown
Tin	TCC steel	KOREA, REPUBLIC OF	Unknown
Tin	TDK	JAPAN	Unknown
Tin	TENNANT METAL PTY LTD.	AUSTRALIA	Unknown
Tin	Thaisarco	THAILAND	Active*
Tin	THE FEDERAL METAL COMPANY	UNITED STATES	Unknown
Tin	The Force Bridge Surface Treatment Material Factory	CHINA	Unknown
Tin	The Miller Company	UNITED STATES	Unknown
Tin	Thermox Performance Materials GmbH	UNITED KINGDOM	Unknown
Tin	ThyssenKrupp Acciai Speciali Terni	ITALY	Unknown
Tin	Thyssen-Krupp Materials	UNKNOWN	Unknown
Tin	Tianjin Huamei	CHINA	Unknown
Tin	Tianjin Huamei	GERMANY	Unknown
Tin	TIANSHUI LONG BO TECHNOLOGY CO., Ltd.	CHINA	Unknown
Tin	Tim Plating Gejiu	CHINA	Unknown
Tin	TIMAH	INDONESIA	Unknown
Tin	TIMAH in Smelting Co. Ltd.	TAIWAN	Unknown

Tin	Tin Products Manufacturing Co. Ltd.	CHINA	Unknown
Tin	TMC Plating Suppliers Corp.	UNITED STATES	Unknown
Tin	Tongling Nonferrous Metals Group Co.,Ltd	CHINA	Active*
Tin	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.	JAPAN	Unknown
Tin	Trade Secret	INDONESIA	Unknown
Tin	Trafilerie Carlo Gnutti	ITALY	Unknown
Tin	Traxys	FRANCE	Unknown
Tin	Trialco	UNITED STATES	Unknown
Tin	Tungsten - Xiamen Tungsten Co., Ltd.	CHINA	Unknown
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Active*
Tin	Ulba	KAZAKHSTAN	Active*
Tin	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE	Unknown
Tin	Umicore SA Business Unit Precious Metals Refining	BELGIUM	Active*
Tin	Uni Bros Metal Pte Ltd	SINGAPORE	Unknown
Tin	Uniforce Metal Industrial Corp.	HONG KONG	Unknown
Tin	Uniforce Metal Industrial Corp.	INDONESIA	Unknown
Tin	Uniforce Metal Industrial Corp.	MALAYSIA	Unknown
Tin	Uniforce Metal Industrial Corp.	TAIWAN	Unknown
Tin	UNITED SMELTER	INDONESIA	Unknown
Tin	Untracore Co.,Ltd.	THAILAND	Unknown
Tin	Vishay Intertechnology	CHINA	Unknown
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Conflict Free
Tin	WC Heraeus Hanau	THAILAND	Unknown
Tin	WELL FORE SPECIAL WIRE	TAIWAN	Unknown
Tin	WELLEY	TAIWAN	Unknown
Tin	Well-Lin Enterprise Co., Ltd.	TAIWAN	Unknown
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA	Active*
Tin	Westfalenzinn	GERMANY	Unknown
Tin	WFM Brons	NETHERLANDS	Unknown
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	Conflict Free
Tin	White Solder Metalurgia e Mineração Ltda.	THAILAND	Unknown
Tin	Wieland AG	GERMANY	Unknown
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA	Unknown
Tin	WKK PCB Trading Ltd.	CHINA	Unknown
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA	Unknown
Tin	Wuxi Ishikawa Metal Co. Ltd	CHINA	Unknown
Tin	Wuxi Lantronic Electronic Co Ltd	CHINA	Unknown
Tin	Xi Niu Po Management Zone, Dalang Tower, Dongguan, China	CHINA	Unknown
Tin	Xia Yi Metal Industries (shares) Ltd.	TAIWAN	Unknown
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA	Unknown
Tin	XIN WANG copper smelter	CHINA	Unknown
Tin	XiYue	CHINA	Unknown
Tin	YAGEO	KOREA, REPUBLIC OF	Unknown
Tin	Yifeng Tin Industry Co., Ltd.	CHINA	Unknown
Tin	Yokohama Metal Co Ltd	JAPAN	Active*
Tin	YTC	CHINA	Unknown
Tin	Yun’an Dian’xi Tin Mine	INDONESIA	Unknown
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Active*
Tin	Yunnan Chengo Electric Smelting Plant	CHINA	Unknown
Tin	Yunnan GeJiu Jin Ye Mineral Co.,Ltd	CHINA	Unknown
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA	Unknown
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	Conflict Free
Tin	Yunnan Tin Industry Refco Group Ltd.	CHINA	Unknown
Tin	Yunnan Xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA	Unknown
Tin	YUNSIN	CHINA	Unknown
Tin	Yuntinic Chemical GmbH	GERMANY	Unknown
Tin	Yuntinic Resources	INDONESIA	Unknown
Tin	Yutinic Reousrces	UNITED STATES	Unknown
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA	Unknown
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA	Unknown
Tin	Zhejiang Metals & Minerals Holdings Limited	CHINA	Unknown
Tin	Zhongjin GOLDCORP.,L TD	CHINA	Unknown
Tin	ZhongShi	CHINA	Unknown
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Active*
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA	Unknown
Tin	Zhuhai Quanjia	CHINA	Unknown
Tin	Zijin Mining Group Co. Ltd	CHINA	Active*
Tin	Zong Yang Industrial Co., Ltd.	TAIWAN	Unknown
Tungsten	A.L.M.T. Corp.	UNKNOWN	Active*

Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	Conflict Free
Tungsten	A.L.M.T. TUNGSTEN Corp.	UNITED STATES	Unknown
Tungsten	ACL Metais Eireli	BRAZIL	Active*
Tungsten	Advanced Chemical Company	UNITED STATES	Unknown
Tungsten	Allied Material Corp	TAIWAN	Unknown
Tungsten	Altlantic Metals	UNITED STATES	Unknown
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conflict Free
Tungsten	Beijing Zenith Materials	CHINA	Unknown
Tungsten	Carbografite Equipamentos Industrials Ltda	BRAZIL	Unknown
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conflict Free
Tungsten	China Minmetals Non-ferrous Metals Co.,Ltd.	CHINA	Unknown
Tungsten	China’s Nonferrous Mining Group Co., Ltd.	CHINA	Unknown
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Active*
Tungsten	Cookson Sempsa	SPAIN	Unknown
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Conflict Free
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Degutea	KOREA, REPUBLIC OF	Unknown
Tungsten	Eurotungstene	FRANCE	Unknown
Tungsten	Evraz Stratcor, Inc.	CHINA	Unknown
Tungsten	First Copper Technology Co., Ltd.	TAIWAN	Unknown
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CFSI List
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA	Unknown
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co. Ltd.	CHINA	Unknown
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Active*
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Active*
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conflict Free
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Global Tungsten & Powders Corp.	CZECH REPUBLIC	Active*
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	Active*
Tungsten	Guangdong Guangzhou Guangsheng Non-ferrous Import & Export Co. Ltd.	CHINA	Unknown
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	THAILAND	Unknown
Tungsten	H.C. Starck GmbH	GERMANY	Conflict Free
Tungsten	H.C. Starck Hermsdorf GmbH	GERMANY	Unknown
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	Conflict Free
Tungsten	Hi-Temp Specialty Metals, Inc.	UNITED STATES	Unknown
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conflict Free
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Active*
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	Active*
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Active*
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conflict Free
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Active*
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conflict Free
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Active*
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA	CFSI List
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conflict Free
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conflict Free
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Conflict Free
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Active*
Tungsten	Jinzhou Xingye Smelt Duty Corp., Ltd.	CHINA	Unknown
Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Active*
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN	Unknown
Tungsten	Kennametal Fallon	UNITED STATES	Active*
Tungsten	Kennametal Firth Sterling	UNITED STATES	Unknown
Tungsten	Kennametal Huntsville	UNITED STATES	Active*
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA	Unknown
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Materion	UNITED STATES	Active*
Tungsten	Materion Advanced Materials Thin Film Products	UNITED STATES	Unknown
Tungsten	Metallo-Chimique N.V.	BELGIUM	Active*
Tungsten	Micro 100	UNITED STATES	Unknown
Tungsten	Minmetals Ganzhou Tin Industry Co., Ltd.	CHINA	Unknown
Tungsten	Minpro AB	SWEDEN	Unknown
Tungsten	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Active*
Tungsten	Moliren Ltd	RUSSIAN FEDERATION	Unknown
Tungsten	Niagara Refining LLC	UNITED STATES	Conflict Free

Tungsten	Nihon Superior Co., Ltd.	JAPAN	Unknown
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Active*
Tungsten	North American Tungsten Co., Ltd.	CANADA	Unknown
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Conflict Free
Tungsten	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES	Unknown
Tungsten	Plansee SE Liezen	AUSTRIA	Active*
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	Conflict Free
Tungsten	Praxair Surface Technologies	UNITED STATES	Unknown
Tungsten	PT Bukit Timah	INDONESIA	Active*
Tungsten	PT DS Jaya Abadi	INDONESIA	Active*
Tungsten	PT Indra Eramulti Logam Industri	INDONESIA	Unknown
Tungsten	PT Stanindo Inti Perkasa	INDONESIA	Active*
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	Active*
Tungsten	Solar Applied Materials Technology Corp.	TAIWAN	Active*
Tungsten	Sothern Carbide	UNITED STATES	Unknown
Tungsten	Sumitomo	CANADA	Unknown
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES	Unknown
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN	Active*
Tungsten	Sylham	UNITED STATES	Unknown
Tungsten	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA	Unknown
Tungsten	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Active*
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Conflict Free
Tungsten	Thaisarco	THAILAND	Active*
Tungsten	Triumph Norhwest	UNITED STATES	Unknown
Tungsten	Ulba	KAZAKHSTAN	Active*
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Conflict Free
Tungsten	Weartech	UNITED KINGDOM	Unknown
Tungsten	White Solder Metalurgia e Mineração Ltda.	BOLIVIA	Unknown
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	Conflict Free
Tungsten	Wolfram Bergbau und Hütten AG	CHINA	Unknown
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Active*
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	THAILAND	Unknown
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Active*
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Conflict Free
Tungsten	Yuntinic Resources	UNITED STATES	Unknown

* CFSI describes “Active” as a smelter/refiner working on obtaining conflict free status.

** We are aware that these countries are sanctioned by the U.S. government, restricting trade with U.S. companies.  These countries were identified by our suppliers as possibly being in their supply chain.  However, due to the nature of the conflict minerals reporting at the company level - rather than product level - for many tiers in our supply chain, there is uncertainty as to whether this country is actually within our supply chain.  We continue to investigate this and seek improved accuracy in reporting from suppliers.  Should a sanctioned country actually be in our supply chain, any business dealings would be indirect and several layers down into the supply chain and we would take appropriate steps to assure compliance with all applicable laws.